

amaze

AMAZE: THE OPERATING SYSTEM FOR CREATOR COMMERCE

NYSE American: AMZE

Investor Presentation March 2026

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS AND CLARIFICATIONS

Amaze Software, Inc. ("Amaze") has prepared this presentation.

Forward-Looking Statements

This presentation and any related oral statements contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements relate to future events and developments or to our future operating or financial performance, are subject to risks and uncertainties and are based estimates and assumptions. Forward-looking statements may include, but are not limited to, statements about our profitability timeline, financial outlook, strategies, initiatives, growth, revenues, expenditures, market opportunity, the size of our market, our plans and objectives for future operations, and future financial and business performance. These statements can be identified by words such as such as "may," "might," "should," "would," "could," "expect," "plan," "anticipate," "intend," "believe," "outlook," "estimate," "predict," "potential" or "continue," and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks include: our ability to execute our plans and strategies; our limited operating history and history of losses; our financial position and need for additional capital; our ability to attract and retain our creator base and expand the range of products available for sale; we may experience difficulties in managing our growth and expenses; we may not keep pace with technological advances; there may be undetected errors or defects in our software or issues related to data computing, processing or storage; our reliance on third parties to provide key services for our business, including cloud hosting, marketing platforms, payment providers and network providers; failure to maintain or enhance our brand; our ability to protect our intellectual property; significant interruptions, delays or outages in services from our platform; significant data breach or disruption of the information technology systems or networks and cyberattacks; risks associated with international operations; general economic and competitive factors affecting our business generally; changes in laws and regulations, including those related to privacy, online liability, consumer protection, and financial services; our dependence on senior management and other key personnel; and our ability to attract, retain and motivate qualified personnel and senior management.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.

COMPANY OVERVIEW

The Creator Economy is being built by hundreds of millions of creators turning audiences into businesses.

These Creators have influence and demand — but limited infrastructure.

Creator audiences are high affinity fans and consumers of creator content and commerce offerings.

Brands want and need targeted access to creator audiences and real-time demand insights.

Amaze is the system that converts creator demand into commerce, data, and monetizable audiences.


49
7K

A PROVEN MODEL MEETS THE LARGEST UNTAPPED FAN ECONOMY

THERE ARE 303M CREATORS WORLDWIDE AND THE CREATOR ECONOMY IS PROJECTED TO REACH $2T BY 2035*

* https://www.futuremarketinsights.com/reports/creator-economy-market

THESE CREATORS ALONE HAVE **15+ MILLION FOLLOWERS**

PEREZHILTON

ghost

LA IN A MINUTE

TONE FRANCE

TUFFNUP

BREAK AWAY

HOWIE THE CRAB™

WHAT COST OTHERS BILLIONS, AMAZE HAS BY DESIGN.

WITH A UNIQUE FAN-COMMERCE INFRASTRUCTURE PLATFORM, AMAZE IS THE OPERATING SYSTEM FOR THE CREATOR ECONOMY.

ALL-TIME CREATORS	UNIQUE VISITORS	UNIQUE BUYERS
13+M	300+M	21+M

EACH TRANSACTION FROM THESE CREATORS, VISITORS, AND BUYERS FUELS AMAZE'S PROPRIETARY TRANSACTION-BACKED DATA.

ONE ENGINE. COMPOUNDING VALUE. IN ACTION.

Amaze built a flywheel connecting commerce, data and distribution.

More commerce = richer data.
Richer data = better targeting.
Better targeting = more commerce.

The first platform to aggregate identity-level fan transaction data across 13M+ creators into a commerce, data, and distribution system that brands can buy into at scale.



COMMERCE CREATES VALUE
Growing Business in Underserved Market
Transactions Generate Data
DATA COMPOUNDS
Allows for Better Fan Engagement
Targeting Performance
DISTRIBUTION AMPLIFIES
Advertiser and Brand Spend
More Data Monetization Pathways

COMMERCE CREATES VALUE FOR CREATORS & BRANDS

Amaze Commerce is our proven foundation.

It is the existing entry point of the flywheel — a working transaction engine that has processed millions in creator-to-fan sales.

But commerce isn't just revenue — every transaction generates **identity-level fan data**: who bought, what they bought, when, and from which creator.

GENERATING VALUABLE SIGNAL AT SCALE

GMV*
$11.6 Million

AOV*
$50.44

U.S. Conversion Rate*
0.38%

Data from FY25

THE EVOLUTION OF AMAZE COMMERCE
AN AI SIGNAL DRIVEN PLATFORM

WHAT CURRENTLY EXISTS:
PROVEN COMMERCE ENGINE

- Millions in GMV processed across creators
- Transaction-based infrastructure at scale
- Identity-level purchase data captured natively
- Foundation of the Amaze flywheel

NEW BETA PLATFORM:
AI-LED SIGNAL ENGINE (BETA)

- Analyzes content + engagement signals
- Identifies high-intent audience moments
- Converts signals into product concepts + designs
- Enables faster launch cycles with reduced guesswork

WHAT THIS UNLOCKS:
NEW MODEL + SYSTEM ADVANTAGE

- Moves from idea → signal-led product creation
- Aligns product supply with real-time demand
- Every interaction generates incremental signal data
- Signal improves product decisions → more commerce
- Creates a self-improving intel layer

> *“Commerce is no longer just a transaction engine – it becomes an intelligence system that learns what to sell before creators decide to sell it.”*

DATA COMPOUNDS INTO A MOAT

Every transaction generates **proprietary, identity-level, first-party data** that deepens the dataset without incremental cost. This compounding data makes the system smarter and harder for competitors to match.

VERIFIED TRANSACTION DATA

Purchase behaviour	Traffic	Conversion	Sales

HIGH VALUE CREATOR & FAN SIGNAL

Geography	Category affinity	Demographics	Content preferences

Amaze captures this valuable asset across 13M+ creators and fans natively, eliminating the rights-fee model that constrains margins in comparable sponsorship markets.

CAPTURING VALUABLE PROPRIETARY DATA

Creator LTV*:
$200.00

Total Creators:
13+ Million

Total Visitors:
300+ Million

All Time Data

DATA-TO-COMMERCE UNLOCKS THE NEXT PHASE OF AMAZE'S GROWTH

Amaze has already built the core commerce foundation across creators, storefronts, transactions, and first-party purchase behavior.

Data-To-Commerce extends that foundation by turning commerce activity into higher-value targeting, activation, and intelligence products for Agencies, Brands and Creators.

- Built on existing creator, commerce, and transaction infrastructure
- Converts platform activity into proprietary commerce signal
- Expands monetization beyond GMV and transaction fees
- Creates a new higher-margin revenue layer on top of assets **Amaze already has**


COMMERCE FOUNDATION
COMMERCE SIGNAL
DATA-TO-COMMERCE

AMAZE IS BUILDING THE DATA LAYER FOR CREATOR COMMERCE

Most creator platforms are built around engagement metrics like views, clicks, and followers.

Amaze captures verified purchase behavior, creating a more valuable signal for brands, advertisers, and agencies.

- Tracks transaction-backed behavior across creators, products, and storefronts
- Provides visibility into who buys, what converts, and where demand is growing
- Creates stronger inputs for targeting, activation, and measurement
- Positions Amaze beyond e-commerce infrastructure alone


ENGAGEMENT-BASED ECOSYSTEM
AMAZE DATA LAYER
MONETIZABLE OUTPUTS

ONE DATA ASSET, MULTIPLE MONETIZATION PATHS

The same underlying data asset can be monetized across multiple products and revenue streams.

This allows Amaze to layer higher-quality revenue on top of one compounding platform asset.

DSP AUDIENCES

Usage-based revenue tied to programmatic media spend (DSP)

SUBSCRIPTION DATA PRODUCTS

Usage-based revenue tied to programmatic media spend (DSP)

ENTERPRISE/CREATOR INTELLIGENCE

Retainer and insight-driven revenue

BRAND ACTIVATION

Campaign and performance-based fees

WHY IT MATTERS:
HIGHER-MARGIN REVENUE IN LARGE EXISTING BUDGETS

Data-to-Commerce expands Amaze into large existing marketing budgets already shifting toward first-party data and measurable performance.

This drives higher-quality revenue and stronger margin potential.

LARGE BUDGET CATEGORIES:

$600B+

Operates within digital advertising budgets

$100B +

Taps into commerce / retail media spend

$20B+

Aligns with influencer and creator marketing budgets

STRONGER MARGIN PROFILE

supports a more scalable data, media, and intelligent revenue mix

THE DSP: A NEW ACTIVATION LAYER

In February 2026, Amaze launched its **Demand-Side Platform (DSP)** — a new programmatic revenue layer that **monetizes proprietary creator and fan data** through programmatic channels (CTV, audio, DOOH, display) beyond the transaction itself.

A significant opportunity

- Creator ad spend was $37B in 2025
- 4X growth vs total media industry*

AMAZE'S TRAJECTORY

THE TRANSACTION PLATFORM (AMAZE COMMERCE)
Established

THE PROGRAMMATIC LAYER (DSP)
Launched February 2026

THE SPONSORSHIP/BRAND REVENUE OPPORTUNITY
Available Now

⬇

Brands can now reach verified, purchase-intent creator audiences programmatically — the same budget categories that fund billions in sports and entertainment sponsorship.

* Interactive Advertising Bureau (IAB) 2025 Creator Economy Ad Spend & Strategy Report.

DISTRIBUTION AMPLIFIES THE SYSTEM

The commerce & data engine plugs into any vertical. Distribution is the extensible layer. Commerce and data plug into any surface — without rebuilding the core.

Each new vertical acts as an **amplifier -** feeding more data back into the engine and accelerating the whole system for more monetization.

Distribution compounds value - it doesn't create it.

Faster Commerce → More Transactions and Data → Stronger Flywheel → New Revenue Streams

FIRST VERTICAL:
FOOD CHANNEL

Creator-powered content and commerce

Studio operating model in LA

Live shopping, brand sponsorships, direct fan engagement

Partnership with LA Times to enable social commerce and broader distribution

WHAT'S NEXT:

Music (OpenWav partnership, BMG relationship)

Additional verticals as the model proves out

A TRULY SCALABLE OPERATING SYSTEM

PARTNERS	amaze	STUDIOS/AGENCIES
Audience / IP	COMMERCE ENGINE	Transactional Revenue
Creator Networks	DATA INFRASTRUCTURE	Data Density
Vertical Expertise	MONETIZATION TOOLS (DSP)	Repeatable Vertical Expansion

The same model for every vertical:
Partner brings the audience + expertise
Amaze provides the engine
Studio generates revenue + data that feeds back into the core.

STRUCTURAL DRIVERS OF ACCELERATED GROWTH

MORE CREATORS AT LOWER COST

Studio partners and verticals attract creators

Food Channel brings creators and commerce

Moments AI turns viral moments into transactions instantly

HIGHER REVENUE PER CREATOR

DSP unlocks budgets beyond commerce

Brands can access verified audiences with intent to purchase

Standardized pricing and compliance increases creator participation

FASTER VERTICAL EXPANSION

Infrastructure that is replicable and scalable

New studios (Food, Music, Lifestyle) plug into the same system

Each vertical compounds data density and brand value

SHARE-OF-BUDGET CAPTURE

Capturing share of large, shifting digital budgets

Data-to-Commerce model taps into advertising and commerce budgets

Brands and creators benefit from high margin revenue mix

MORE VALUABLE FOR CREATORS OVER TIME

MOST CREATORS

Negotiate brand deals individually

Set their own rates – often below market

Manage compliance

Deal with unpredictable terms

amaze

Programmatic reach through DSP without the management burden

Market rate pricing based on aggregate platform data

Compliance and disclosure handling

Predictable payment terms

THE RESULT:

Creators: better economic outcomes with less operational burden.

Brands: standardized access to verified audiences.

Both sides benefit from Amaze owning the layer between them.

FINANCIAL HIGHLIGHTS

2025 - CORE COMMERCE

REVENUE
$2.1M (EST)
↗ 599% YOY GROWTH

GROSS PROFIT
$1.9M (EST)
↗ 87% MARGIN

LIQUIDITY
$3.0M (YE)
IMPROVED LEVERAGE

2026 - REVENUE QUALITY IMPROVEMENT

REVENUE GUIDANCE
$7.3M COMMERCE ONLY
+248% YOY

+ DATA MONETIZATION
DSP, BRAND PARTNERSHIP, AND SPONSORSHIP

+ DISTRIBUTION MODEL
FOOD CHANNEL PLATFORM + NEW VERTICALS

amaze

STRATEGIC EXPANSION ROADMAP

PHASE 1
STRENGTHEN THE ENGINE

Commerce growth and operational efficiency

Data infrastructure buildout

DSP launch and early monetization

PHASE 2
PLATFORM EXPANSION

Food Channel studio deployment at scale (LA Times Studios)

Strategic M&A Integrations (OpenWav, BMG)

Advertiser and Enterprise Monetization via DSP

PHASE 3
FLYWHEEL ACCELERATION

New vertical rollout (music, lifestyle, gaming)

Distribution scaling across multiple studios

Scaled recurring revenue as margin mix shifts

Data-to-Commerce expands monetization of existing platform data and improves revenue quality over time.

KEY EXECUTIVES



AARON DAY
CEO & Founder

Over 20 years of executive leadership experience, with a track record of successfully scaling companies across multiple industries



JOEL KRUTZ
Chief Financial Officer

20 years of senior financial and operational leadership experience across public companies in media, technology, and digital infrastructure



GWAN YIP
Chief Product Officer

Extensive experience in eCommerce, product development, and technology innovation, including as CEO and Co-Founder of Core3D



DANIELLE PEDERSON
Chief Marketing Officer

Over 15 years of marketing leadership, with deep expertise in brand development, demand generation, and community engagement

INVESTMENT SUMMARY

GROWING TAM
$2 TRILLION
Market by 2035

MARKET LEADER
13+ MILLION
Active Creators & Several Marquee Partnerships

STRONG MARGIN MIX
HIGH-MARGIN
Businesses with Incremental Costs as Business Scales

PROPRIETARY DATA ASSET
ONE DATASET
Driving Multiple Revenue Streams

S3 SHELF
$90M
Accessible on S-3 full shelf

PLATFORM EXPANSION
GLOBAL PRESENCE
Expanded Product Offering

STRATEGIC M&A
ACCRETIVE ACQUISITION
Opportunities

VALUATION POTENTIAL
VALUATION RE-RATING
Opportunity


The infrastructure is built.
The data is compounding.
The monetization layer is live.
amaze